Exhibit 99.1
COLLATERAL ACCOUNT CONTROL AGREEMENT
AGREEMENT (the “Agreement”), dated as of December 3, 2010, among American International Group, Inc. (“Pledgor”), Federal Reserve Bank of New York (“Secured Party”) and The Bank of New York Mellon (“Securities Intermediary”).
W I T N E S S E T H :
     WHEREAS, Secured Party and Pledgor have entered into the Guarantee and Pledge Agreement dated as of September 22, 2008 (as amended, the “Pledge Agreement”), pursuant to which Pledgor has agreed to pledge to Secured Party the Collateral (as defined below) in order to secure the repayment of Pledgor’s obligations under the Credit Agreement dated as of September 22, 2008 (as amended, the “Credit Agreement”), between Pledgor, as borrower, and Secured Party, as lender; and
     WHEREAS, Secured Party and Pledgor have requested Securities Intermediary to hold the Collateral and to perform certain other functions as more fully described herein; and
     WHEREAS, Securities Intermediary has agreed to act on behalf of Secured Party and Pledgor in respect of Collateral delivered to Securities Intermediary by Pledgor for the benefit of Secured Party, subject to the terms hereof;
     NOW THEREFORE, in consideration of the mutual promises set forth hereafter, the Parties agree as follows:
ARTICLE I
DEFINITIONS
     Whenever used in this Agreement, the following words shall have the meanings set forth below:
     1. “Account” shall mean the USD account, number 828444, that is a securities account in which Collateral shall be deposited, or caused to be deposited, by Pledgor and pledged to Secured Party, and any subaccounts thereunder.
     2. “Collateral” shall mean each item of property and all proceeds thereof held in the Account.
     3. “Depository” shall mean, for purposes of this Agreement only, the Federal Reserve Bank of New York for receiving and delivering securities maintained by the Fedwire Securities Service, The Depository Trust Company and any other clearing corporation within the meaning of Section 8-102(a)(5) of the UCC or otherwise authorized to act as a securities depository or clearing agency, and their respective successors and nominees.
     4. “Exclusive Control Notice” shall have the meaning ascribed thereto in Article III, Section 1 hereto.
     5. “Party” means a party to this Agreement.

     6. “Permitted Investment” means Dreyfus Treasury Prime Cash Management-Institutional Shares (ticker: DIRXX; CUSIP: 261941108) or Fidelity Institutional Money Market Government (ticker: FIGXX; CUSIP: 316175108).
     7. “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     8. “Written Instructions” shall mean written communications received by Securities Intermediary via S.W.I.F.T., tested telex, e-mail, letter, facsimile transmission, or other method or system specified by Securities Intermediary as available for use in connection with this Agreement, provided, however, that any Written Instruction delivered by Pledgor to Securities Intermediary pursuant to Article III, Section 1 hereof with respect to the investment or transfer of Collateral shall constitute “Written Instructions” hereunder only if accompanied by Pledgor’s written certification that it has given Secured Party not less than 24 hours’ prior written notice of the matters referred to in such written communication and it is accompanied by a copy of what purports to be a complete copy of such prior written notice as delivered to Secured Party.
     The terms “entitlement holder”, “entitlement order”, “financial asset”, “investment property”, “proceeds”, “security”, “securities account” and “securities intermediary” shall have the meanings set forth in Articles 8 and 9 of the UCC.
ARTICLE II
APPOINTMENT AND STATUS OF SECURITIES INTERMEDIARY;
ACCOUNTS
     1. Appointment; Identification of Collateral. (a) Secured Party and Pledgor each hereby appoints Securities Intermediary to perform its duties as hereinafter set forth and authorizes Securities Intermediary to hold the Collateral in the Account in registered form in its name or the name of its nominees. The Parties agree that all financial assets (except cash) in the Account will be registered in the name of Securities Intermediary or the name of its nominees and no financial asset in the Account will be registered in the name of Pledgor, payable to the order of Pledgor or specially indorsed to Pledgor unless such financial asset has been further indorsed to Securities Intermediary or in blank. Securities Intermediary hereby accepts such appointment and agrees to establish and maintain the Account and appropriate records identifying the Collateral in the Account as pledged by Pledgor to Secured Party. Pledgor hereby authorizes Securities Intermediary to comply with all Written Instructions, including entitlement orders, originated by Secured Party with respect to the Collateral without further consent or direction from Pledgor or any other party. The Parties hereby agree that the Account is and will remain a securities account as defined in Section 8-501(a) of the UCC and that Secured Party is an entitlement holder with respect to the Account.
     2. Status of Securities Intermediary and “Financial Asset” Election. The Parties agree that Securities Intermediary is a securities intermediary and intend that each item of property (whether investment property, financial asset, security, instrument, cash or other property) held in the Account shall be treated as a “financial asset” within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.
     3. Use of Depositories. Secured Party and Pledgor hereby authorize Securities Intermediary to utilize Depositories to the extent possible in connection with its performance hereunder. Collateral held by Securities Intermediary in or maintained by a Depository will be held subject to the regulations, rules, terms and conditions applicable to such Depository. Where Collateral is held in or maintained by a Depository, Securities Intermediary shall identify on its records as belonging to Pledgor and pledged to Secured Party a quantity of financial assets (including securities or security entitlements) as part of a fungible bulk of financial assets held in Securities Intermediary’s account at such Depository. Financial assets deposited in or maintained by a Depository will be represented in accounts that include only assets held by Securities Intermediary for its customers.

ARTICLE III
COLLATERAL SERVICES
     1. Transfers; Substitutions; Investment of Funds. The Account shall be operated solely on the Written Instructions of Pledgor, which may direct the investment of cash in the Account as set forth below until receipt by Securities Intermediary of Written Instructions from Secured Party terminating Pledgor’s rights to give such Written Instructions relating to the Account (an “Exclusive Control Notice”), whereupon the right to give such Written Instructions shall be vested solely with Secured Party. All transfers of non-cash Collateral into or out of the Account shall be made free of payment. Securities Intermediary shall invest and reinvest the cash in the Account in one or more Permitted Investments in accordance with the Written Instructions of Pledgor, as soon as reasonably practicable following Securities Intermediary’s receipt of such Written Instructions. Securities Intermediary will not be liable for any losses resulting from any investment made in accordance with the terms of this Article III, Section 1. In the absence of Written Instructions directing the investment of the cash in the Account in accordance with this Agreement, such cash shall remain uninvested.
     Solely as an agreement between Pledgor and Secured Party, Secured Party agrees that it shall not give an Exclusive Control Notice to Securities Intermediary under the terms of the foregoing unless a Default or Event of Default (as defined in the Credit Agreement) has occurred or Secured Party otherwise deems itself insecure with respect to the obligations secured by the Account and the assets credited thereto.
     2. Payment of Proceeds. Until Securities Intermediary receives a Written Instruction from Secured Party to the contrary, Securities Intermediary shall credit to the Account all proceeds, including without limitation all interest and principal payments, received by it with respect to the Collateral. For tax reporting purposes, all earnings on Permitted Investments shall be considered the property of Pledgor. Pledgor shall furnish Securities Intermediary upon execution of this Agreement, and as subsequently required, all appropriate U.S. tax forms and information in order for Securities Intermediary to comply with U.S. tax regulations.
     3. No Lien or Pledge by Securities Intermediary. Securities Intermediary agrees that the Account and the Collateral in the Account shall not be subject to any security interest, lien or right of set-off by Securities Intermediary or any third party claiming through Securities Intermediary, and Securities Intermediary shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in the Collateral.
     4. Notice of Adverse Claims. Except for the claims and interests of Secured Party and Pledgor, Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or any portion of the Collateral carried therein, Securities Intermediary shall use reasonable efforts to notify Secured Party and Pledgor as promptly as practicable under the circumstances.
ARTICLE IV
GENERAL TERMS AND CONDITIONS
     1. Standard of Care; Indemnification. (a) Except as otherwise expressly provided herein, Securities Intermediary shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ fees (“Losses”) incurred by or asserted against Pledgor or Secured Party, except those Losses arising out of the negligence or willful misconduct of Securities Intermediary. Securities Intermediary shall have no liability whatsoever for the action or inaction of any Depository. In no event shall Securities Intermediary be liable for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.
     (b) Pledgor agrees to indemnify Securities Intermediary and hold Securities Intermediary harmless from and against any and all Losses sustained or incurred by or asserted against Securities Intermediary by reason of or as a result of any action or inaction, or arising out of Securities Intermediary’s performance hereunder, including reasonable fees and expenses of counsel incurred by Securities Intermediary in a successful defense of claims by Pledgor or Secured Party, except Pledgor shall not indemnify Securities Intermediary for those Losses arising out of Securities Intermediary’s or Secured Party’s negligence or willful misconduct. Secured Party agrees to indemnify Securities Intermediary for Losses sustained or incurred by or asserted against Securities Intermediary arising out of Secured Party’s negligence or willful misconduct or Secured Party’s Written Instruction in connection with this Agreement, except Secured Party shall not indemnify Securities Intermediary for those Losses arising out of Securities Intermediary’s negligence or willful misconduct. This indemnity shall be a continuing obligation of Pledgor and Secured Party, as applicable, and their respective successors and assigns, notwithstanding the termination of this Agreement.
     2. No Obligation Regarding Quality of Collateral. Without limiting the generality of the foregoing, Securities Intermediary shall be under no obligation to inquire into, and shall not be liable for, any Losses incurred by Pledgor, Secured Party or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Collateral, or Collateral which otherwise is not freely transferable or deliverable without encumbrance in any relevant market.
     3. No Responsibility Concerning Pledge Agreement or Credit Agreement. Pledgor and Secured Party hereby agree that, notwithstanding references to the Pledge Agreement or the Credit Agreement in this Agreement, Securities Intermediary has no interest in, and no duty, responsibility or obligation with respect to, the Pledge Agreement or the Credit Agreement (including without limitation, no duty, responsibility or obligation to monitor Pledgor’s or Secured Party’s compliance with the Pledge Agreement or the Credit Agreement or to know the terms of the Pledge Agreement or the Credit Agreement).
     4. No Duty of Oversight. Securities Intermediary is not at any time under any duty to monitor the value of any Collateral in the Account or whether the Collateral is of a type required to be held in the Account, or to supervise the investment of, or to advise or make any recommendation for the purchase, sale, retention or disposition of any Collateral.
     5. Advice of Counsel. Securities Intermediary may, with respect to questions of law, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.
     6. No Collection Obligations. Securities Intermediary shall be under no obligation to take action to collect any amount payable on Collateral in default, or if payment is refused after due demand and presentment.
     7. Fees and Expenses. Pledgor agrees to pay to Securities Intermediary the fees as may be agreed upon from time to time. Pledgor shall reimburse Securities Intermediary for all costs associated with transfers of Collateral to Securities Intermediary and records kept in connection with this Agreement. Pledgor shall also reimburse Securities Intermediary for out-of-pocket expenses which are a normal incident of the services provided hereunder.
     8. Effectiveness of Written Instructions. Securities Intermediary shall be entitled to rely upon any Written Instructions actually received by Securities Intermediary and reasonably believed by Securities Intermediary to be duly authorized and delivered, in accordance with the Agreement including, without limitation, Written Instructions sent via unsecured facsimile or e-mail transmission. Securities Intermediary may request that Pledgor and Secured Party deliver a certificate setting forth the names of individuals and or titles of officers authorized at such time to take specific actions pursuant to this Agreement and shall be entitled to rely upon such certificate until a new certificate is delivered to Securities Intermediary.
     9. Recording of Telephone Conversations. The Parties acknowledge that telephone conversations made in connection with this Agreement may be recorded.
     10. Inspection. Upon reasonable advance request and provided Securities Intermediary shall suffer no significant disruption of its normal activities, Secured Party or Pledgor shall have access to Securities Intermediary’s books and records relating to the Account during Securities Intermediary’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Secured Party or Pledgor at its expense.

     11. Accounts Disclosure. Securities Intermediary is authorized to supply any information regarding the Account which is required by any law or governmental regulation now or hereafter in effect.
     12. Force Majeure. Securities Intermediary shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; and inability to obtain labor, material, equipment or transportation.
     13. Pricing Services. Securities Intermediary may, as an accommodation, provide pricing or other information services to Pledgor and/or Secured Party in connection with this Agreement. Securities Intermediary may utilize any vendor (including securities brokers and dealers) believed by it to be reliable to provide such information. Under no circumstances shall Securities Intermediary be liable for any loss, damage or expense suffered or incurred by Pledgor or Secured Party as a result of errors or omissions with respect to any pricing or other information utilized by Securities Intermediary hereunder.
     14. No Implied Duties. Securities Intermediary shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Securities Intermediary in connection with this Agreement. Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person relating to the Account and/or any financial asset held thereto pursuant to which it has agreed, or will agree, to comply with the entitlement orders of such person. No provision of this Agreement shall require Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
ARTICLE V
MISCELLANEOUS
     1. Termination. This Agreement shall terminate upon (a) Securities Intermediary’s receipt of Written Instructions from Secured Party expressly stating that Secured Party no longer claims any security interest in the Collateral and Securities Intermediary’s subsequent transfer of the Collateral from the Account pursuant to Pledgor’s Written Instructions, or (b) not less than ninety (90) days’ prior written notice of termination by any Party to the other Parties, provided that termination pursuant to (b) above shall not affect or terminate Secured Party’s security interest in the Collateral. Upon termination pursuant to (b) above, Securities Intermediary shall follow such reasonable Written Instructions of Secured Party concerning the transfer of the Collateral. Except as otherwise provided herein, all obligations of the Parties to each other hereunder shall cease upon termination of this Agreement.
     2. Notices. (a) Any notice or other instrument in writing authorized or required by this Agreement to be given to Securities Intermediary shall be sufficiently given if addressed to Securities Intermediary and received by it at its offices at the address provided below, or at such other place as Securities Intermediary may from time to time designate in writing.
The Bank of New York Mellon
Attention: Dealing and Trading
101 Barclay Street
New York, NY 10286
Fax: (732) 667-9179
Telephone: (212) 815-5560
E-mail: geovanni.barris@bnymellon.com

     (b) Any notice or other instrument in writing authorized or required by this Agreement to be given to Pledgor shall be sufficiently given if addressed to Pledgor and received by it at its offices at the address provided below, or at such other place as Pledgor may from time to time designate in writing.
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Attention: General Counsel
Fax: (212) 785-2175
Telephone: (212) 770-7000
     (c) Any notice or other instrument in writing authorized or required by this Agreement to be given to Secured Party shall be sufficiently given if addressed to Secured Party and received by it at its offices at the address provided below, or at such other place as Secured Party may from time to time designate in writing.
Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045
Attention: James M. Mahoney, Vice President
Fax: (212) 720-6332
Telephone: (212) 720-8910
E-mail: jim.mahoney@ny.frb.org
with a copy to:
Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045
Attention: Greg Cavanagh, Counsel and Assistant Vice President
Fax: (212) 720-1530
Telephone: (212) 720-5437
E-mail: greg.cavanagh@ny.frb.org
     3. Cumulative Rights; No Waiver. Each and every right granted to Securities Intermediary hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of Securities Intermediary to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by Securities Intermediary of any right preclude any other future exercise thereof or the exercise of any other right.
     4. Severability; Amendments; Assignment. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by the Parties. This Agreement shall extend to and shall be binding upon the Parties, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by any party without the written consent of the other parties.
     5. Governing Law; Jurisdiction; Jury Trial Waiver; Waiver of Immunity. This Agreement shall be construed in accordance with the laws of the State of New York. The State of New York shall be deemed to be Securities Intermediary’s jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof). Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each Party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     Each Party hereby unconditionally and irrevocably waives any and all right to trial by jury in any action, suit, counterclaim, or cross claim arising in connection with, out of, or otherwise relating to this Agreement, the Collateral, or any transaction or agreement arising therefrom or related thereto.
     If Pledgor or its property is now, or in the future becomes, entitled to any immunity, whether characterized as sovereign or otherwise (including, without limitation, immunity from set-off, from service of process, from jurisdiction of any court or tribunal, from attachment in aid of execution, from attachment prior to the entry of a judgment, or from execution upon a judgment) in any legal proceeding in Federal or State courts in the United States of America, or in the courts of the country where Pledgor is chartered, or in the courts of the country in which Pledgor principally conducts its business, then Pledgor expressly and irrevocably waives, to the maximum extent permitted by law, any such immunity. To the extent Pledgor receives any such entitlement in the future, Pledgor shall promptly notify Secured Party of such entitlement.
     6. No Third-Party Beneficiaries. In performing hereunder, Securities Intermediary is acting solely on behalf of Secured Party and Pledgor and no contractual or service relationship shall be deemed to be established hereby between Securities Intermediary and any other person.
     7. Headings. Section headings are included in this Agreement for convenience only and shall have no substantive effect on its interpretation.
     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
     9. USA PATRIOT ACT. Pledgor and Secured Party hereby acknowledge that Securities Intermediary is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Securities Intermediary must obtain, verify and record information that allows Securities Intermediary to identify each of Pledgor and Secured Party. Accordingly, prior to opening the Account hereunder Securities Intermediary will ask Pledgor and/or Secured Party to provide certain information including, but not limited to, Pledgor’s and/or Secured Party’s name, physical address, tax identification number and other information that will help Securities Intermediary to identify and verify each of Pledgor’s and Secured Party’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Pledgor and Secured Party agree that Securities Intermediary cannot open the Account hereunder unless and until Securities Intermediary verifies Pledgor’s and/or Secured Party’s identity in accordance with its CIP.

     IN WITNESS WHEREOF, Secured Party, Pledgor and Securities Intermediary have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC., as Pledgor
By:	/s/ Robert A. Gender
Title:	Vice President and Treasurer

FEDERAL RESERVE BANK OF NEW YORK, as Secured Party
By:	/s/ James M. Mahoney
Title:	Vice President

THE BANK OF NEW YORK MELLON, as Securities Intermediary
By:	/s/ Gerard F. Facendola
Title:	Managing Director